SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549



                                 FORM 8-K

                              CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  October 8, 1998
                                                   ---------------


                        INTERCOUNTY BANCSHARES, INC.
            ----------------------------------------------------
           (Exact name of registrant as specified in its charter)



     OHIO                   0-23134                       31-1004998
 -------------         -------------------           ---------------------
(State or other       (Commission File No.)         (IRS Employer I.D. No.)
 jurisdiction of
 incorporation)


            48 N. South Street, Wilmington, Ohio           45177
          --------------------------------------------------------
         (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code:    (937) 382-1441
                                                   -----------------------


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Item 5.     Other Events.
------      ------------

On October 8, 1998, The National Bank and Trust Company ("NB&T"), a national bank and wholly owned subsidiary of InterCounty Bancshares, Inc. ("ICB"), consummated the acquisition of all of the outstanding shares of Phillips Insurance Agency Group, Inc., an Ohio corporation (the "Agency"). In payment for the shares of the Agency, ICB issued 26,803 common shares to the Agency's shareholders.

                                  SIGNATURES
                                  ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     INTERCOUNTY BANCSHARES, INC.



                                     By: /s/ Timothy L. Smith
                                         ---------------------------
                                         Timothy L. Smith, President


Date:  October 8, 1998